MEXICO SALES MADE EASY

Yes, I want a simple, yet proven system to get my products ready to sell in Mexico.

Remember that we are the Mex-Perts helping you to:
- Trademark your products
- NOM-labeling requirements
- Having your HS Classification Mexico Permit

Are you ready to move another step towards your success?
☐ YES! I want to start saving money immediately and generate revenue. I do not wish to lose thousands of dollars, as have other companies, for not knowing the laws and procedures to start selling in Mexico.

All you need to do is follow the 3 simple steps below to get started!

TRADEMARK $995 per item
HS CLASSIFICATIONS (Does not include energy drinks or cigarettes) $495 per item
NOM -LABELING REQUIREMENTS $1495 per item

First Step ①: Check the service or package you need:

Gold Investment	5 Star Diamond Investment	Platinum Investment	Titanium Investment
(12-month service) All 3 Services. 1 item	(12-month service) All 3 services. Up to 5 items each service	(12-month service) All 3 services. Up to 10 items each service	(12-month service) All 3 services. Unlimited items
Total $ 2,497 USD	Total $ 4,997 USD	Total $ $ 9,997 USD	Total $ 49,997

Remember your investment is TOTALLY PROTECTED!
Our Services are 100% Guaranteed for Life
We guarantee that all paperwork we handle for you will be correct, or 100% of your money will be refunded, Should your trademark application be denied, or the government changes the import laws, we will file another trademark application or redo the label and import permits at no extra charge to you.

Second Step ②: Fill out your personal and company information:

First and Last Name: ____________________
Company Name: ____________________
Billing Address: ____________________
City: __________ State: __________ Zip Code: __________ Country: __________
Phone: __________ Office Phone: __________ Fax #: __________
E-mail: ____________________

Third Step ③: Enter your payment method and SIGN IN to authorize.

I wish to pay with: Credit Card ☐ Check ☐ Check Number: __________
My card is: Visa ☐ MasterCard ☐ Amex ☐ Discover ☐
Credit Card Number: __________ Exp. Date: ____ /_____ Security Code: _______
Signature: ____________________
I hereby authorize the charge of $ _______ USD to the credit card information specified on this form.

Please send check enclosed with this form to the following address:
Mexico Sales Made Easy Inc. 1785 East Sahara Avenue, Las Vegas, NV 89104
Once the complete filled out form is ready with the required information, please: Send it by fax to the number (619) 616-2720
Scan it and email to spiancone@mexicosalesmadeeasy.com

Welcome to Mexico Sales Made Easy; your undisputed “Mex-Perts”